UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 15, 2005
DIAMOND TRIUMPH AUTO GLASS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-33572	23-2758853

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Division Street Kingston, Pennsylvania (Address of Principal Executive Offices)	18704 (Zip Code)
Registrant’s telephone number, including area code: (570) 287-9915
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On August 15, 2005, Diamond issued a press release announcing its financial results for the quarter ended June 30, 2005. A copy of Diamond’s press release is attached as Exhibit 99.4 to this Current Report.
The information in item 2.02 of this Current Report, including exhibit 99.4 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.4	Press release of Diamond Triumph Auto Glass, Inc. (the “Diamond”) dated August 15, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2005	DIAMOND TRIUMPH AUTO GLASS, INC.
	By:	/s/ Douglas M. Boyle
		Name:	Douglas M. Boyle
		Title:	Chief Financial Officer

EXHIBITS

Exhibit No.	Description
99.4	Press release of Diamond Triumph Auto Glass, Inc. (the “Diamond”) dated August 15, 2005.